DO NOT DESTROY THIS NOTE: When paid, this note and the Deed of Trust must be surrendered to the First American Title Insurance Company with request for reconveyance.

STRAIGHT NOTE

$ 4000.00 San Diego, California, Dec. 31, 2013

2 (two) years after date,

for value received, GoGo Baby, Inc. promises to pay

to Malcolm Hargrave

, or order,

at San Diego, CA

the sum of Four thousand and no/100------ Dollars,

with interest from Dec. 31, 2013 until paid, at the rate of 4

per cent, per annum, payable On or before ~~Dec. 31, 2013~~

Should interest not be so paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note. Should suit be commenced to collect this note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorney's fees. Principal and interest payable in lawful money of the United States of America. This note is secured by a certain DEED OF TRUST to the FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, as TRUSTEE.

GoGoBaby, Inc.

By: [signature] Malcolm Hargrave, Pres.

1124 (4/72)

DO NOT DESTROY THIS NOTE: When paid, this note and the Deed of Trust must be surrendered to the First American Title Insurance Company with request for reconveyance.

STRAIGHT NOTE

$ 6000.00 San Diego, California, June 30, 2014

Two (2) years after date,

for value received, GoGo BAby, Inc. promises to pay

to Malcolm Hargrave

, or order,

at San Diego, CA.

the sum of Six thousand and no/100------ Dollars,

with interest from June 30, 2014 until paid, at the rate of 4

per cent, per annum, payable on or before June 30, 2016

Should interest not be so paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note. Should suit be commenced to collect this note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorney's fees. Principal and interest payable in lawful money of the United States of America. This note is secured by a certain DEED OF TRUST to the FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, as TRUSTEE.

GoGo Baby, Inc.

By: [signature]
Malcolm Hargrave, Pres.

1124 (4/72)

STRAIGHT NOTE

$ 9000.00 San Diego, California, Sept.9, 2014

Two years after date,

for value received, Gogo Baby, Inc. promises to pay

to Malcolm Hargrave

at ~~San Diego, CA~~ C , or order,

the sum of ~~Nine~~ thousand and no/100------- Dollars,

with interest from Sept.9, 2014 until paid, at the rate of 4

per cent, per annum, payable Sept. 9, 2016

Should interest not be so paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note. Should suit be commenced to collect this note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorney's fees. Principal and interest payable in lawful money of the United States of America.

Gogo Baby, Inc.

By: [signature]

Malcolm Hargrave, Pres.

1124 (4/72)

STRAIGHT NOTE

$ 4,000.00 San Diego, California, Jan. 5, 2015

Two years after date,

for value received, GogoBaby, Inc. promises to pay

to Malcolm Hargrave

, or order,

at SAn Diego, CA

the sum of Four thousand and no/100-------- Dollars,

with interest from Jan 5, 2015 until paid, at the rate of 4(four)

per cent, per annum, payable on or before Jan. 5, 2017

Should interest not be so paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of interest when due, then the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note. Should suit be commenced to collect this note or any portion thereof, such sum as the Court may deem reasonable shall be added hereto as attorney's fees. Principal and interest payable in lawful money of the United States of America.

Gogo BAb y, Inc.

By: [signature]
Malcolm Hargrave, Pres.

1124 (4/72)

CoGo

Wells Fargo Bank
Transaction Receipt

STORE # 0000690 06 Deposit

Account Number	XXXXXX2666
00114	
Cash In	$4,000.00
Number of checks	0
Total Deposited	$4,000.00
Less Cash	- $0.00
Net Deposit Amount	$4,000.00

Transaction # 016 0019
05:07PM 01/05/15 Credited: 01/06/15

If you do not have access to a retirement plan at work, an IRA can be a great way to save for retirement.

Thank you, Grizelda